UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2011

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2011, Sunrise Senior Living, Inc. (the “Company”) entered into a Third Amendment, effective as of 5:00 p.m., New York City time, on December 16, 2011 (the “Amendment”), to its existing Rights Agreement, dated as of April 24, 2006, as amended as of November 19, 2008 and January 27, 2010 (as amended, the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as rights agent.

The Amendment amends the definition of “Acquiring Person” to exclude Carlson Capital, L.P., together with its Affiliates and Associates (as defined in the Rights Agreement) (together, “CCLP”), but only so long as CCLP is the beneficial owner of the Company’s outstanding common stock constituting in the aggregate 14.9% or less of the Company’s outstanding common stock, inclusive of the shares of common stock currently beneficially owned by CCLP.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The description of the Amendment to the Rights Agreement set forth above under Item 1.01 is incorporated herein by reference.

Item 8.01. Other Items.

In connection with the Amendment, on December 16, 2011, the Company entered into a standstill agreement with CCLP (the “Standstill Agreement”).  The Standstill Agreement restricts CCLP from taking certain actions until the first anniversary of the date of the Standstill Agreement with respect to the Company, including seeking or proposing to influence or control management of the Company, obtaining representation on the Company’s board of directors, participating in the solicitation of proxies with respect to the Company and acquiring in excess of 15% of the common shares of the Company.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

4.1

Third Amendment, dated as of December 16, 2011, to the Rights Agreement, dated as of April 24, 2006, as amended as of November 19, 2008 and January 27, 2010, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: December 16, 2011	By:	/s/ Mark S. Ordan
Mark S. Ordan Chief Executive Officer

Exhibit Index

4.1

Third Amendment, dated as of December 16, 2011, to the Rights Agreement, dated as of April 24, 2006, as amended as of November 19, 2008 and January 27, 2010, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent.